UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

January 22, 2007

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to Current Report on Form 8-K is being filed by Gilead Sciences, Inc. (the Company) to amend and augment certain disclosures made in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2007.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)	Compensation Arrangements of Certain Officers

2007	Stock Option and Performance Shares Awards

On January 22, 2007, the Compensation Committee of the Board of Directors of the Company granted options to purchase the Company’s common stock and performance shares to the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) (the Named Executive Officers). All such options and performance shares were granted under the Company’s 2004 Equity Incentive Plan, as amended.

Options granted to Named Executive Officers had an exercise price equal to $65.58, representing the closing price of the Company’s common stock on January 19, 2007, the last trading day prior to the grant date of January 22, 2007. The options vest 20% on the first anniversary of the date of grant, and the balance vests in equal installments every three months thereafter until fully vested on the fifth anniversary of the date of grant, subject to continuous active service to the Company during such period. The form of stock option agreement under which the options were granted was filed as an Exhibit to the Company’s Current Report on Form 8-K filed on February 22, 2006 and is incorporated herein by reference.

The Named Executive Officers were granted an allotted number of performance shares, which is used to calculate the actual number of performance shares issuable under the performance award grant. Actual performance shares are calculated by multiplying the number of allotted performance shares by a performance percentage ranging from 0% to 200%. Performance shares will vest and convert into shares of the Company’s common stock (on a one-to-one basis) only when a committee (or subcommittee) of the Board of Directors of the Company has determined that the Company has achieved its defined performance goals based on the following two performance criteria: (a) the Company’s total stockholder return (TSR) relative to the AMEX Biotech-Pharmaceutical Index (the BPI Index) (b) and the Company’s revenue growth relative to the BPI Index. The performance shares are divided into three tranches for both vesting and performance measurement purposes as follows:

Tranche	Percent of Allotted Shares Eligible for Vesting	Performance Measurement Period		Vesting Date
		TSR	Revenue Growth
1	25%	2006 stock performance compared to 2007 stock performance	2006 revenues compared to 2007 revenues	By March 17, 2008

2	25%	2006 stock performance compared to averaged 2007 and 2008 stock performance	2006 revenues compared to 2008 revenues	By March 16, 2009

3	50%	2006 stock performance compared to averaged 2007, 2008 and 2009 stock performance	2006 revenues compared to 2009 revenues	By March 15, 2010

The percentages in the table below represent the percent of allotted performance shares which would vest at the end of a performance measurement period based on the Company’s percentile rankings for both revenue growth and TSR relative to the BPI Index. For example, if at the end of the particular performance measurement period, the Company’s revenue growth is at the 85th percentile relative to the BPI Index and TSR is at the 50th percentile relative to the BPI Index, 150% of the allotted performance shares eligible for vesting for that period would vest. If the Company performance is at or above the 80th percentile of the BPI Index for both TSR and revenue growth at the end of the particular performance measurement period, 200% of the allotted performance shares eligible for vesting for that period would vest, representing the maximum award opportunity. If the Company’s performance is below the 20th percentile of the BPI Index for both TSR and revenue growth at the end of the particular performance measurement period, none of the allotted performance shares would vest.

Company TSR vs. BPI Index

> 80th percentile	100.0%	110.0%	150.0%	175.0%	200.0%

60th to 79th percentile	75.0%	85.0%	125.0%	150.0%	175.0%

40th to 59th percentile	50.0%	60.0%	100.0%	125.0%	150.0%

20th to 39th percentile	10.0%	20.0%	60.0%	85.0%	110.0%

< 20th percentile	0.0%	10.0%	50.0%	75.0%	100.0%

	< 20th percentile	20th to 39th percentile	40th to 59th percentile	60th to 79th percentile	> 80th percentile

Company Revenue Growth vs. BPI Index

Upon a change in control, unless the acquiring company assumes the performance share award, the vesting of the performance shares will be accelerated in full, and the Named Executive Officer will be entitled to receive the greater of (i) the allotted number of performance shares, or (ii) the actual number of performance shares, determined by using the performance percentage achieved while comparing: (a) for TSR, 2006 stock performance with averaged stock performance for periods up to and ending with the last full fiscal quarter immediately preceding the change in control and (b) for revenue growth, 2006 revenue with annualized revenue for the last full fiscal quarter immediately preceding the change in control.

In the event of termination of a Named Executive Officer’s continuous active service to the Company, any unvested performance shares will be forfeited. However, in the event of a Named Executive Officer’s termination of employment due to death or disability, the Named Executive Officer or his legal representatives or heirs would be eligible to receive a portion of the performance shares that would have been eligible for vesting on the next vesting date (pro-rated based on the number of calendar months worked by the Named Executive Officer in the particular performance period). Any unvested performance shares remaining would be forfeited.

Any Named Executive Officer who is a U.S. resident may elect to defer the receipt of any shares of the Company’s common stock issuable pursuant to the vesting of the performance shares to a later date by submitting a deferral election form to the Company within certain specified time periods.

The table below summarizes the 2007 option and performance share grants for the Named Executive Officers:

	Stock Option Grant	Performance Share Grant
Name and Title		Minimum Number of Actual Shares	Allotted Number of Shares	Maximum Number of Actual Shares
John C. Martin	300,000	0	35,000	70,000
President, Chief Executive Officer and Director
John F. Milligan	140,000	0	14,000	28,000
Executive Vice President and Chief Financial Officer
Norbert W. Bischofberger	130,000	0	13,000	26,000
Executive Vice President, Research and Development
Kevin Young	130,000	0	13,000	26,000
Executive Vice President, Commercial Operations
William A. Lee	40,000	0	4,570	9,140
Senior Vice President, Research

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ John F. Milligan
John F. Milligan Executive Vice President and Chief Financial Officer

Date: February 9, 2007